UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

POGO PRODUCING COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ELECTION FORM

FOR

SHARES OF COMMON STOCK OF

POGO PRODUCING COMPANY

IN CONNECTION WITH THE MERGER OF

POGO PRODUCING COMPANY

WITH

PLAINS EXPLORATION & PRODUCTION COMPANY

To be submitted to the Exchange Agent:

Wells Fargo Bank, National Association

By Mail or Overnight Courier to:

Wells Fargo Bank, National Association

Pogo/Plains Transaction

Corporate Trust Services

MAC N9311-110

625 Marquette Avenue, 11th Floor

Minneapolis, MN 55402

Attn: M&A Processing

Phone: (612) 667-5006 or (866) 631-0175

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

BEFORE COMPLETING THIS ELECTION FORM.

IF YOU HAVE ANY QUESTIONS REGARDING THE ELECTION FORM, PLEASE CONTACT THE INFORMATION AGENT:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

In the U.S., call toll free: (800) 488-8035

Banks and Brokerage Firms, call collect: (212) 269-5550

Ladies and Gentlemen:

The undersigned stockholder of Pogo Producing Company, a Delaware corporation (“Pogo”), hereby transfers the certificates representing shares of Pogo common stock (the “Pogo Shares”) identified in Box A below, in exchange for the merger consideration described below, subject to completion of the merger. In the merger, Pogo will merge with and into PXP Acquisition LLC (“Merger Sub”), with Merger Sub surviving the merger as a wholly owned subsidiary of Plains Exploration & Production Company (“Plains”). The undersigned represents and warrants that the undersigned has full power and authority to surrender the Pogo Share certificate(s) surrendered herewith (or transferred in book-entry form or covered by a guarantee of delivery), free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the certificate(s) and all other required documents is at the option and risk of the undersigned. All questions as to the validity, form and eligibility of any election and surrender of certificate(s) hereunder shall be determined in good faith by Wells Fargo Bank, National Association (the “Exchange Agent”), and such determination shall be final and binding. Upon request, the undersigned shall execute and deliver all additional documents reasonably deemed by Plains and the Exchange Agent to be necessary to complete the conversion, cancellation and retirement of the Pogo Shares delivered herewith. No authority hereby conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

YOU DO NOT NEED TO COMPLETE BOX B, C OR D OF THE FORM UNLESS YOU ARE (1) CHANGING THE NAME ON YOUR ACCOUNT, (2) SEEKING DELIVERY OF A PLAINS COMMON STOCK CERTIFICATE AND/OR CHECK TO AN ADDRESS OTHER THAN THE ONE PRINTED IN THE ACCOUNT INFORMATION SECTION OF THE FORM OF ELECTION, OR (3) TENDERING PURSUANT TO A NOTICE OF GUARANTEED DELIVERY.

PLEASE REFER TO THE RELATED JOINT PROXY STATEMENT/PROSPECTUS FOR AN EXPLANATION OF THE TERMS OF THE ELECTION. IF YOU HAVE ANY QUESTIONS OR NEED A COPY OF THE JOINT PROXY STATEMENT/PROSPECTUS, PLEASE CALL THE INFORMATION AGENT AT (800) 488-8035 (TOLL FREE).

IF YOU SURRENDER YOUR POGO SHARES TO MAKE AN ELECTION, YOU WILL NOT BE ABLE TO SELL THOSE POGO SHARES UNLESS YOU REVOKE YOUR ELECTION PRIOR TO THE ELECTION DEADLINE.

BOX A: ELECTION AND DESCRIPTION OF SHARES SURRENDERED
Name(s) and Address of Registered Holder(s) (if blank, please fill in with information exactly as it appears on share certificate(s))	Certificate Number(s) (attach additional signed list, if necessary)	Number of Pogo Shares Represented by Certificate(s)
(1)

Total Number of Pogo Shares Surrendered:

BOX A (continued)

(2)	Social Security Number/Taxpayer ID Number:

Corrected Taxpayer ID No. (if applicable):

You must mark one and only one of Boxes (3), (4) or (5) to participate in the Election.

(3) ☐	Mark this box to receive Stock Consideration for all of your Pogo Shares, subject to possible proration.

OR

(4) ☐	Mark this box to receive Cash Consideration for all of your Pogo Shares, subject to possible proration.

OR

(5) ☐	Mark this box to receive a combination of Stock Consideration and Cash Consideration. Insert the number of Pogo Shares for which you elect Stock Consideration, subject to possible proration:

Your remaining Pogo Shares will be treated as having elected Cash Consideration, subject to possible proration.

(6) ☐	For a name change, mark this box and complete Box B below. You must also mark either Box (3), (4) or (5).

All Pogo Stockholders making an election must sign below. The stockholder who provides the Social Security Number in Number 2 above must sign the Substitute Form W-9.

(7)
	Signature of Owner	Signature of Co-Owner, if any

(8)
Daytime Phone #

(9)
Date

You must complete the enclosed Substitute Form W-9.

BOX B: CHANGE OF NAME ON ACCOUNT
If you would like any shares of Plains Exploration & Production Company common stock to be issued in and/or check made payable to, another name, fill in this section with the information for the new account name. If you need more room, please use a separate sheet. The check and/or Plains Exploration & Production Company common stock certificate delivered/exchanged in connection with the merger will be issued in the name(s) printed in the account information section above unless you indicate a different name below. Your signature and a Medallion Signature Guarantee are required. The Substitute Form W-9 must be completed by the new account holder.

Name (Please Print First, Middle & Last Name)	Signature of Current Owner

Address (Number & Street)	Signature of Co-Owner, if any

Place Medallion Signature Guarantee Here:
Address (City, State & Zip)

New Account’s Social Security/Taxpayer ID No.

BOX C: NOTICE OF GUARANTEED DELIVERY

If surrendered Pogo Shares are being delivered pursuant to a notice of guaranteed delivery, provide the following information:

Name of Firm	Address (Number & Street)

Signature	Address (City, State & Zip)

Title	Date of Execution of Notice of Guaranteed Delivery

Area Code and Telephone Number

BOX D: SPECIAL DELIVERY INSTRUCTIONS

The Plains Exploration & Production Company common stock certificate and/or check will be mailed to the address printed in the account information section above unless you indicate a different address here:	Name (Please Print First, Middle & Last Name)

Address (Number & Street)

Address (City, State & Zip)

PAYER’S NAME: Plains Exploration & Production Company
SUBSTITUTE Form W-9 Department of the Treasury, Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number(s) or Employer Identification Number(s)

Part 2—Certification.    Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued for me), and

(2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) Iam a U.S. person (including a U.S. resident alien).

Part 3—Awaiting TIN → ☐

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Name

Address

(include zip code)

	SIGNATURE	DATE
NOTE:	Failure to complete and return this form may result in a $50 penalty imposed by the Internal Revenue Service and backup withholding of 28% of any cash payments made to you pursuant to the offer to purchase. Please review the enclosed guidelines for certification of taxpayer identification number on Substitute Form W-9 for additional details.

NOTE:	You must complete the following certificate if you checked the box in part 3 of the Substitute Form W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments payable to me will be withheld until I provide a taxpayer identification number to the payer.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.    The taxpayer identification number for an individual is the individual’s Social Security number. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. The taxpayer identification number for an entity is the entity’s Employer Identification number. Employer Identification numbers have nine digits separated by one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the Name and Social Security number of—
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor—trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give the Name and Employer Identification number of—
6.	Sole proprietorship or single-owner LLC	The owner(3)
7.	A valid trust, estate, or pension trust	The legal entity(4)

8.	Corporate or LLC electing corporate status on Form 8832	The corporation

9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

10.	Partnership or multi-member LLC	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s Social Security number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	You must show your individual name, but you may also enter the name of the business or the “doing business as” name. Use either your Social Security number or the entity’s Employer Identification number (if it has one).
(4)	List first and circle the name of the legal trust, estate or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card (for individuals), from your local Social Security Administration office or get this form on line at www.ssa.gov/online/ss5.html. Use Form W-7, Application for IRS Individual Taxpayer Identification Number to apply for an ITIN, or Form SS-4, Application for Employer Identification Number to apply for an EIN, from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

Exempt Payees. Backup withholding is not required on any payments made to the following payees:

1.	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

2.	The United States or any of its agencies or instrumentalities;

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities;

5.	An international organization or any of its agencies or instrumentalities;

Other payees that may be exempt from backup withholding include:

6.	A corporation;

7.	A foreign central bank of issue;

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

9.	A futures commission merchant registered with the Commodity Futures Trading Commission;

10.	A real estate investment trust;

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940;

12.	A common trust fund operated by a bank under section 584(a);

13.	A financial institution;

14.	A middleman known in the investment community as a nominee or custodian; or

15.	A trust exempt from tax under section 664 or described in section 4947

Backup withholding is not required on any interest payments to any of the payees described above except for payees described in line 9 and a person registered under the Investment Advisors Act of 1940 who regularly act as a broker.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice. —Section 6109 requires most recipients of dividend, interest, or other payments to provide their correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal or state agencies to enforce Federal non-tax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are require to file tax returns. Payers must generally withhold up to 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties:

(1)	Penalty for Failure to Furnish Taxpayer Identification Number. —If you fail to furnish your correct taxpayer identification number to a requestor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information With Respect to Withholding. —If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)	Criminal Penalty for Falsifying Information. —Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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INSTRUCTIONS FOR COMPLETING THE FORM OF ELECTION

These instructions are for the accompanying Form of Election for the shares of common stock (the “Pogo Shares”) of Pogo Producing Company (“Pogo”). All elections are subject to the terms of the merger agreement that was furnished to stockholders as part of the joint proxy statement/prospectus dated October 1, 2007.

As described in the joint proxy statement/prospectus, we cannot guarantee that you will receive the form of consideration that you elect. It is very important that you complete, sign and return the Election Form to Wells Fargo Bank, National Association (the “Exchange Agent”), before 5:00 p.m., Eastern Time, on November 5, 2007 (the “Election Deadline”). If you do not make an election by the Election Deadline, you will be paid approximately equivalent value per share to the amount paid per share to holders making elections, but you may be paid all in cash, all in Plains common stock, or in part cash and part Plains common stock, depending on the remaining pool of cash and Plains common stock available for paying merger consideration after honoring the cash elections and stock elections that other stockholders have made. If you do not hold your Pogo Shares in certificated form, submit your shares by book-entry transfer (see below). All Pogo Share certificates must be submitted with the Form of Election no matter what election you make, unless you follow the procedures for guaranteed delivery or the procedure for book-entry transfer is followed (see below). If you surrender your Pogo Shares to make an election, you will not be able to sell those Pogo Shares, unless you revoke your election prior to the Election Deadline. Assuming that the merger is completed, you will not need to complete or execute a letter of transmittal with respect to any Pogo Share certificate(s) that you surrender with the Form of Election.

Revocation of Election; Disputes

Your election may be revoked or changed at any time prior to the Election Deadline. In order to revoke your election, you must make a written request for revocation, which must be received by the Exchange Agent prior to the Election Deadline, upon receipt of which your Pogo Share certificate(s) will be returned to you. In order to change your election, you must validly complete a new Form of Election, which must be received by the Exchange Agent prior to the Election Deadline. Additional copies of this Form of Election may be obtained by contacting the Exchange Agent.

Any disputes regarding your election or the elections made by other Pogo stockholders will be resolved by the Exchange Agent, in consultation with Plains Exploration & Production Company and Pogo and the Exchange Agent’s good faith decision will be final for all parties concerned. The Exchange Agent has the right to reject any and all Forms of Election which it determines in good faith are not in proper form or to waive immaterial defects in any form. Surrenders of certificates will not be effective until all defects or irregularities that have not been waived have been corrected. Please return your Form of Election promptly to allow sufficient time to correct any possible deficiencies before the Election Deadline.

Pogo Shares Held by a Broker, Bank or Other Nominee (“street name”); Book-Entry Transfer

If some of your Pogo Shares are held in “street name” by a broker, bank or other nominee, please contact your broker, bank or other nominee for instructions on what to do with those shares, and follow those instructions. Your shares may be eligible for book-entry transfer from your broker, bank or other nominee to the account of the Exchange Agent.

Letter of Transmittal

If you do not properly submit your Election Form with your Pogo Share certificate(s) (or Notice of Guaranteed Delivery), then you will be deemed not to have made any election with respect to your Pogo Shares and, promptly after the closing date of the merger, the Exchange Agent will mail to you a letter of transmittal and instructions for surrendering Pogo Share certificate(s) for use in exchanging your Pogo Share certificate(s) for the merger consideration.

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Lost, Stolen or Destroyed Pogo Share Certificate(s)

If you wish to make an election with respect to any Pogo Shares represented by lost, stolen or destroyed Pogo Share certificate(s), notify Computershare Investor Services, L.L.C., Pogo’s stock transfer agent (the “Transfer Agent”), by phone immediately for instructions at (312) 360-5452. The Transfer Agent may require you to execute an affidavit and indemnity agreement in connection with such lost, stolen or destroyed Pogo Share certificate(s) and such other documents as it may request to effect and exchange. The Transfer Agent may require you to reimburse it for certain fees and expenses in connection with the exchange of Pogo Shares represented by lost, stolen or destroyed Pogo Share certificate(s) and may require you to provide a lost stock bond.

Account Information

The front of the Election Form shows the registration of your account and the number of shares owned by you as reflected on the records of Pogo at the time of mailing these instructions.

Mark through any incorrect address information that is printed in this area on the Form of Election. Clearly print your correct address in the space beside the printed information.

If you are a trustee, executor, administrator or someone who is acting on behalf of a stockholder and your name is not printed on the Form of Election, you must include your full title and send us proper evidence of your authority to submit the Form of Election to exchange Pogo Share certificate(s).

Election Options and Required Signatures

The terms of the merger agreement allow you to choose the form of consideration you receive in exchange for your Pogo Share certificate(s). However, as explained in the joint proxy statement/prospectus, we cannot guarantee that you will receive the form of merger consideration that you elect. Additionally, stockholders receiving any common stock of Plains as consideration in the merger will receive cash in lieu of any fractional shares of Plains common stock. For more information, please refer to the joint proxy statement/prospectus dated October 1, 2007. A copy of the joint proxy statement/prospectus may be obtained from the Information Agent at (800) 488-8035 (toll free). Regardless of the option you choose, your stock certificates or notice of guaranteed delivery must be returned with the completed and duly executed Form of Election for your election to be valid. If you do not hold Pogo Shares in certificated form, you may still be required to complete and return the Form of Election (please contact your broker, bank or other nominee for more information).

Payment Options

Select from the following options:

•	Stock consideration, subject to possible proration;

•	Cash consideration, subject to possible proration; or

•

Mixed consideration—stock consideration, subject to possible proration, for the number of shares designated in the space provided on the Election Form, and cash consideration, subject to possible proration, for the remainder of your Pogo Shares tendered.

If you fail to submit a properly completed Election Form, together with your stock certificates (or a properly completed Notice of Guaranteed Delivery) or complete the procedure for book-entry transfer, prior to the Election Deadline, you will be deemed not to have made an election. If you do not make an election, you will be paid approximately equivalent value per share to the amount paid per share to holders making elections, but you may be paid all in cash, all in Plains common stock, or in part cash and part Plains common stock, depending on the remaining pool of cash and Plains common stock available for paying merger consideration after honoring the cash elections and stock elections that other stockholders have made.

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Required Signatures

All stockholders listed on the account must sign the Form of Election. Please be sure to include your daytime telephone number.

Transfer Taxes

In the event that any transfer or other taxes become payable by reason of the payment of the merger consideration in any name other than that of the record holder, such transferee or assignee must pay such tax to Plains or must establish to the satisfaction of Plains that such tax has been paid.

Taxpayer Identification Number and Backup Withholding

In order to avoid “backup withholding” of U.S. federal income tax on payment of the cash portion of the merger consideration, each U.S. stockholder of Pogo Shares must, unless an exemption applies, provide the Exchange Agent with such stockholder’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 included in this Election Form and certify, under penalties of perjury, that such TIN is correct, that such stockholder is not subject to backup withholding and that such stockholder is a U.S. person. If a stockholder does not provide such stockholder’s correct TIN or fails to provide the required certifications, the Internal Revenue Service (the “IRS”) may impose a penalty of $50 on such stockholder and payment of cash to such stockholder pursuant to the merger may be subject to backup withholding of 28%.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing a U.S. federal income tax return.

The surrendering stockholder is required to give the Exchange Agent the TIN (i.e., the social security number or the employer identification number) of the record holder of the Pogo Shares. If the Pogo Shares are held in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which TIN to report.

If the surrendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9. The stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number at the bottom of the Substitute Form W-9. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% on all reportable payments made prior to the time a properly certified TIN is provided to the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional information on obtaining a TIN.

Certain stockholders (including, among others, corporations and certain foreign individuals and entities) are exempt from backup withholding but may be required to provide evidence of their exemption from backup withholding. Exempt U.S. stockholders should indicate their exempt status on the Substitute Form W-9. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. In order for a foreign person to qualify as exempt, such person must submit a properly completed Form W-8, Certificate of Foreign Status (instead of a Substitute Form W-9), signed under penalties of perjury, attesting to such stockholder’s foreign status. Such Form W-8 may be obtained from the Exchange Agent.

You are urged to consult your tax advisor regarding your qualification for exemption from backup withholding and the procedure for obtaining such exemption.

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Guide to Form of Election Line Items

Box A: Election and Description of Pogo Shares Surrendered

(1) Please provide your name, address and provide each stock certificate number, the number of Pogo Shares represented by each such stock certificate(s) and the total number of Pogo Shares surrendered.

(2) The Social Security Number or Taxpayer ID Number as listed on your account. Please verify that this is your correct Social Security Number or Taxpayer ID Number. If your Social Security Number or Taxpayer ID Number is incorrect, please print the correct number in the area provided.

(3) If you mark this box, you are electing stock consideration for all of your Pogo Shares tendered herewith, subject to possible proration as described in the joint proxy statement/prospectus.

(4) If you mark this box, you are electing cash consideration for all of your Pogo Shares tendered herewith, subject to possible proration as described in the joint proxy statement/prospectus.

(5) If you mark this box, you are electing a combination of stock consideration and cash consideration, subject to possible proration as described in the joint proxy statement/prospectus. Please insert the number of Pogo Shares tendered herewith for which you are electing stock consideration, subject to possible proration. Cash consideration, subject to possible proration, will automatically be elected for the remainder of your Pogo Shares tendered herewith.

(6) Mark this box and complete Box B on the next page if you would like your stock or cash consideration to be issued in another name. You must also mark either Box (3), (4) or (5).

(7) All registered owners, as shown on the Form of Election, must sign the Form of Election. Do not sign the Pogo Share certificates.

(8) Please give us your daytime telephone number in case we need to contact you.

(9) Please date the Form of Election.

Box B: Change of Name on Account

If you want your shares of Plains common stock registered in, and/or your check made payable to, a name or names different from the name(s) printed on the Election Form, please follow the instructions below.

First, print the name(s) and address(es) of the person(s) to receive the shares of Plains common stock and/or check in the space provided. Then, refer to the procedures printed below for the requirements needed to make some of the most frequently requested types of registration changes. These documents must accompany your Pogo Share certificate(s), if applicable, and your Election Form.

Name change due to marriage or transfer of ownership to another individual:

1. Obtain a signature guarantee for the stockholder whose name is printed on the Form of Election. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

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Stockholder whose name is printed on the Form of Election is deceased. You are the executor or administrator of the estate:

1. Provide a certified (under raised seal) copy of the Court Qualification appointing the legal representative (dated within 60 days).

2. Provide a notarized or Medallion Stamp Guaranteed Affidavit of Domicile.

The account is a joint account and one of the account holders is deceased. Issuing shares and/or check to the survivor only:

1. Provide a certified (under raised seal) copy of death certificate.

2. Provide the survivor’s signature (signature guarantee is not necessary in this case).

The account is a joint account and one of the account holders is deceased. Issuing shares and/or check to the survivor and adding a name:

1. Provide a certified (under raised seal) copy of death certificate.

2. Survivor must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

The account is a custodial account and the former minor has reached the legal age of majority:

1. The custodian must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Security Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

If the request is being made by the minor who has now reached the age of majority:

1. The former minor must obtain a signature guarantee. This signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

2. Provide a certified or Medallion Signature Guaranteed (under raised seal) copy of the birth certificate for the former minor.

You want to have the account registered in the name of a trust:

1. Obtain a signature guarantee for the stockholder whose name is printed on the Election Form. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

2. Provide a copy of the first and last pages of the trust agreement.

If your circumstances differ from those listed above, or if you have any other questions, please contact the Information Agent at (800) 488-8035 (toll free).

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Box C: Notice of Guaranteed Delivery

Complete this area if you are not delivering your Pogo Share certificate(s) with the Form of Election or the procedure for book-entry transfer cannot be completed on a timely basis and you will be completing the enclosed Notice of Guaranteed Delivery. Stockholders whose certificate(s) for Pogo Shares are not immediately available or who cannot deliver their certificates for Pogo Shares to the Exchange Agent or the tendering of whose Pogo Shares by book-entry transfer cannot be completed on or prior to the Election Deadline may make an effective election for their Pogo Shares by properly completing and duly executing the enclosed Notice of Guaranteed Delivery. Pursuant to this procedure, (i) the election must be made by or through an eligible institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Exchange Agent, together with a properly completed and duly executed Election Form (or a manually signed facsimile thereof), on or prior to the Election Deadline, and (iii) the certificate(s) evidencing all physically surrendered Pogo Shares (or a confirmation evidencing the transfer of all Pogo Shares tendered by book-entry transfer), together with any required signature guarantees, and any other documents required by this Form of Election, must be received by the Exchange Agent by 5:00 p.m., Eastern time, on the date that is three business days after the Election Deadline.

Box D: Special Delivery Instructions

Complete this area only if you want the Pogo common stock certificates and/or check to be delivered to an address other than the one printed in the account information section of the Form of Election.

DELIVERY INSTRUCTIONS

The Exchange Agent is:

Wells Fargo Bank, National Association

By Mail or Overnight Courier to:

Wells Fargo Bank, National Association

Pogo/Plains Transaction

Corporate Trust Services

MAC N9311-110

625 Marquette Avenue, 11th Floor

Minneapolis, MN 55402

Attn: M&A Processing

Phone: (612) 667-5006 or (866) 631-0175

Delivery of the Form of Election to an address other than that set forth above will not constitute a valid delivery to the Exchange Agent.

If you send Pogo Share certificate(s) with the Form of Election by mail, it is recommended that you use registered mail insured for 2% of the market value ($25.00 minimum), return receipt requested.

For more information please call the Information Agent at (800) 488-8035 (toll free).

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Form of Notice of Guaranteed Delivery

(not to be used for signature guarantees)

of

Shares of Common Stock of

Pogo

This form or a facsimile hereof must be used in connection with your election if:

(1)	certificates for shares of common stock of Pogo are not immediately available or cannot be delivered to Wells Fargo Bank, National Association, the Exchange Agent, prior to 5:00 p.m. Eastern time on November 5, 2007 (the “Election Deadline”) or

(2)	the procedure for book-entry transfer cannot be completed prior to the Election Deadline.

This form, properly completed and duly executed, may be delivered by mail or facsimile transmission to the Exchange Agent.

The Exchange Agent is:

Wells Fargo Bank, National Association

By Mail or Overnight Courier to:

Wells Fargo Bank, National Association

Pogo/Plains Transaction

Corporate Trust Services

MAC N9311-110

625 Marquette Avenue, 11th Floor

Minneapolis, MN 55402

Attn: M&A Processing

Phone: (612) 667-5006 or (866) 631-0175

Facsimile Transmission:

(for eligible institutions only)

(612) 667-9825

Confirm Receipt of Facsimile

By Telephone:

(for eligible institutions only)

(866) 631-0175

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON AN ELECTION FORM REQUIRES A MEDALLION SIGNATURE GUARANTEE, SUCH MEDALLION SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE ELECTION FORM.

The “Eligible Institution” that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Form of Election and certificate(s) representing Pogo Shares to the Exchange Agent (or a confirmation evidencing the transfer of all Pogo Shares delivered by book-entry transfer) within the time period set forth herein. Failure to do so could result in a financial loss to such Eligible Institution.

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Ladies and Gentlemen:

The undersigned hereby surrenders to Wells Fargo Bank, National Association, the Exchange Agent, upon the terms and subject to the conditions set forth in the Form of Election and related instructions, receipt of which are hereby acknowledged, the number of Pogo Shares specified below pursuant to the guaranteed delivery procedure set forth below.

Number of Shares:	Name(s) (please print):

Certificate No(s). (if available)

Signature(s):

No. of Shares for Cash:	Street Address:

No. of Shares for Stock:

The Depositary Trust Company	City, State and ZIP Code:

DTC Account Number:

Transaction Code Number:	Telephone number(s) (with area code):

Dated: , 2007

☐ Check if securities will be delivered by book-entry transfer and fill in the information below:

GUARANTEED DELIVERY PROCEDURE

In order for an election to be effective, Wells Fargo Bank, National Association, the Exchange Agent, must receive a properly completed and duly executed Form of Election, accompanied by the Pogo Share certificate(s) currently held by you, a confirmation evidencing the transfer of all Pogo Shares delivered by book-entry transfer, or a proper Guarantee of Delivery (as described below), no later than 5:00 p.m. Eastern time, on the Election Deadline (as described above). Persons whose Pogo Share certificate(s) are not immediately available or the delivery of whose Pogo Shares cannot be completed by book-entry transfer on or prior to the Election Deadline also may make an election by completing and executing the Form of Election (or a facsimile thereof) and submitting it to the Exchange Agent by the Election Deadline and by having a Guarantee of Delivery properly completed and duly executed by the Election Deadline by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (subject to the condition that the Pogo Share certificate(s) (or a confirmation evidencing the transfer of all Pogo Shares delivered by book-entry transfer), the delivery of which is thereby guaranteed, are in fact delivered to the Exchange Agent no later than 5:00 p.m. Eastern time, on the date that is three business days after the Election Deadline (the “Guaranteed Delivery Deadline”)).

If the Exchange Agent does not receive a properly completed and duly executed Form of Election, accompanied by your Pogo Share certificate(s) (or a confirmation evidencing the transfer of all Pogo Shares delivered by book-entry transfer), by the Election Deadline (unless a Guarantee of Delivery has been properly completed and delivered by the Election Deadline and such certificates (or a confirmation evidencing the transfer of all Pogo Shares delivered by book-entry transfer) are received by the Exchange Agent by the Guaranteed Delivery Deadline), the stockholder’s Pogo Shares will be treated as if no election were made with respect to them.

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DELIVERY GUARANTEE

(not to be used for a signature guarantee)

THE UNDERSIGNED IS A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER ASSOCIATION OR OTHER ENTITY WHICH IS AN “ELIGIBLE GUARANTOR INSTITUTION,” AS SUCH TERM IS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH OF THE FOREGOING CONSTITUTING AN “ELIGIBLE INSTITUTION”), AND GUARANTEES THE DELIVERY TO THE EXCHANGE AGENT BY THE GUARANTEED DELIVERY DEADLINE OF THE SHARES SURRENDERED HEREBY, IN PROPER FORM FOR TRANSFER (OR THAT THE SHARES SURRENDERED HEREBY HAVE BEEN DELIVERED BY BOOK-ENTRY TRANSFER INTO THE EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY), TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED ELECTION FORM (OR A FACSIMILE THEREOF) AND ANY OTHER REQUIRED DOCUMENTS.

Name of Firm	Authorized Signature

Street Address	Name

City, State and ZIP Code	Title

Telephone Number (with area code)	Date

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